FIRST AMENDMENT TO

RESTATED AGENTED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO RESTATED AGENTED REVOLVING CREDIT AGREEMENT (“Amendment”) dated as of the 29th day of April, 2005, among SCS TRANSPORTATION, INC., a Delaware corporation (the “Borrower”), and BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA), HARRIS TRUST AND SAVINGS BANK and LASALLE BANK NATIONAL ASSOCIATION (individually a “Bank” and collectively the “Banks”), and BANK OF OKLAHOMA, N.A., as agent for the Banks (in such capacity the “Agent”).

RECITALS

A. Reference is made to the Restated Agented Revolving Credit Agreement dated January 31, 2005, among Borrower, Agent and Banks (“Credit Agreement”) pursuant to which a $110,000,000 Revolving Credit Loan was established. Terms used herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined.

B. Borrower, Banks and Agent hereby intend to amend the Credit Agreement as set forth below.

AGREEMENT

1. Amendments to the Credit Agreement.

1.1. Section 6.04 (Loans, Advances and Investments) is hereby amended to add the following subsection:

“(9) So long as no Event of Default has occurred and is continuing, Borrower may acquire its common shares of stock from time to time provided that the aggregate acquisition amount does not exceed $25,000,000.”

2. Conditions Precedent. The obligations of the Banks to perform under the Credit Agreement, as amended hereby, are subject to Borrower’s execution and/or delivery of the following:

2.1. This Amendment; and

2.2. Any other documents or agreements reasonably requested by Lender.

3. Representations and Warranties. The Borrower hereby (i) ratifies and confirms all representations and warranties set forth in the Credit Agreement and all other Loan Documents, and (ii) represents and warrants that no Event of Default has occurred and is continuing.

4. Ratification. Borrower hereby ratifies and confirms the Credit Agreement and all other Loan Documents, and agrees that they remain in full force and effect.

5. Ratification of Guaranty. Each Guarantor, Saia Motor Freight Line, Inc. and Jevic Transportation, Inc., by execution hereof, hereby acknowledges and agrees that its Guaranty Agreement remains in full force and effect, as evidenced by the Ratification attached hereto.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

7. Multiple Counterparts. This Amendment may be executed in any number of counterparts, and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8. Costs, Expenses and Fees. Borrower agrees to pay all costs, expenses and fees incurred by Agent in connection herewith, including without limitation the reasonable attorney fees of Riggs, Abney, Neal, Turpen, Orbison and Lewis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written.

[Signature Pages Follow]

By:

James J. Bellinghausen,
Vice President Finance,
Chief Financial Officer and Secretary

4435 Main Street, Suite 930
Kansas City, Missouri 64111
Attention:
Phone: (816) 714-5904
Facsimile: (816) 714-5920
E-mail: jbellinghausen@scstransportation.com

BANK OF OKLAHOMA, N.A., as a Bank and as Agent

By:

Stephen R. Wright,
Senior Vice President

Principal Office and Lending Office for Prime and LIBOR Loans:

Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192
Attention: Steve Wright
Phone: (918) 588-6155
Facsimile: (918) 295-0400
E-mail: swright@bokf.com

U.S. BANK NATIONAL ASSOCIATION

By:

Marty Nay, Vice President

Principal Office and Lending Office for Prime Loans and LIBOR Loans:

4700 West 50th Place
Roeland Park, KS 66205
Attention: Marty Nay
Phone: (913) 261-5530
Facsimile: (913) 261-5548
E-mail: marty.nay@usbank.com

JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA)

By:

Linda L. Kaiser, First Vice President

Principal Office and Lending Office for Prime Loans and LIBOR Loans:

111 Monument Circle, IN1-0048
Indianapolis, Indiana 46277
Attention: Linda L. Kaiser
Phone: (317) 321-8609
Facsimile: (317) 592-5270
E-mail: linda_kaiser@bankone.com

HARRIS TRUST AND SAVINGS BANK

By:

Patrick McDonnell, Managing Director

Principal Office and Lending Office for Prime Loans and LIBOR Loans:

111 West Monroe, 10-C
Chicago, Illinois 60603
Attention: William Thomson
Phone: (312) 461-3879
Facsimile: (312) 461-5225
E-mail: william.thomson@harrisnesbitt.com

LASALLE BANK
NATIONAL ASSOCIATION

By

David J. Thomas, Senior Vice President

Principal Office and Lending Office for Prime Loans and LIBOR Loans:

135 South LaSalle Street, Suite 1425
Chicago, IL 60603
Attention: Wanda Williams
Phone: (312) 904-0895
Fax: (312) 904-6373
E-mail: wanda.williams@abnamro.com

RATIFICATION

As inducement for the Banks and the Agent to enter into the First Amendment to Restated Agented Revolving Credit Agreement (“Amendment”) dated April 29, 2005, to which this Ratification is affixed, the undersigned Guarantor hereby ratifies and confirms its Guaranty Agreement.

“Guarantor”

JEVIC TRANSPORTATION, INC.

By
James J. Bellinghausen, Assistant Secretary

RATIFICATION

As inducement for the Banks and the Agent to enter into the First Amendment to Restated Agented Revolving Credit Agreement (“Amendment”) dated April 29, 2005, to which this Ratification is affixed, the undersigned Guarantor hereby ratifies and confirms its Guaranty Agreement.

“Guarantor”

SAIA MOTOR FREIGHT LINE, INC.

By

James J. Bellinghausen, Assistant Secretary